Ordinary shares	6 Months Ended
Mar. 31, 2025
Equity [Abstract]
Ordinary shares

13. Ordinary shares

In connection with IPO, the Company granted the underwriter a 45-day over-allotment option to purchase up to 375,000 additional Class A ordinary shares at the $4.00 less an amount per share equal to any dividends or distributions declared by the Company. As of March 31, 2025, the over-allotment option has not been exercised by the underwriter and expired.

The share subscription receivable presented the receivable for the issuance of ordinary shares of the Company and is reported as a deduction of equity and presented on a retroactive basis before the incorporation of the Company. Subscription receivable has no payment terms nor any interest receivable accrual. The amount of subscription receivable as of September 30, 2024 were insignificant, which were all collected as of September 30, 2024.